Intangible Assets	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets	GOODWILL AND INTANGIBLE ASSETS
Goodwill
The company does not have any goodwill.
Intangible assets
Intangible assets mainly consist of software and operating licenses acquired by the Group. They are recognized at cost less accumulated amortization and impairment. Amortization expense is recorded on a straight-line basis over the estimated useful lives of the intangible assets. The estimated useful lives of both software and license agreements are between 1 and 8 years.
In the event of an acquisition not qualifying as a business combination under IFRS 3, GENFIT initially records the acquired asset at cost of the consideration transferred, excluding variable payments that are dependent on future events. No liability is recognized initially for these contingent payments. A liability will be recorded when the condition that triggers the obligation occurs.
The variable payments that would be due if the asset acquired complies with agreed-upon specifications at specific dates in the future are recognized as an adjustment to the cost of the related asset.
Seal Rock licence agreement (2023)
As previously noted in Note 2 - "Major events in the period and events after the period", on May 31, 2023, GENFIT announced the signing of a licensing agreement for the exclusive worldwide rights to the injectable formulation of ASK1 inhibitor SRT-015 in acute liver disease with Seal Rock Therapeutics, a clinical-stage company based in Seattle, USA.
Under the terms of the agreement, GENFIT made an upfront payment in the amount of €2 million to Seal Rock in exchange for acquiring the know-how and rights of use to SRT-015 as described above. The addition is recorded in the table below under line item "Other intangibles."
In accordance with IAS 38 - Intangible assets, this amount was capitalized and allocated to Intangible assets. Further, given the nature of the intangible asset, it was determined to have a definite useful life of 20 years, consistent with patent lifetimes in the United States and the European Union. Amortization will start based on the remaining patent term upon EMA/FDA regulatory approval and until then will be subject to an annual impairment test in accordance with IAS 38 - Intangible Assets. As future milestones for this agreement are paid, they will be analyzed and be either i) capitalized and subject to the same annual impairment test or ii) expensed as incurred. The annual impairment test will be based on a valuation methodology including an income approach using discounted cash flow techniques for the injectable formulation of ASK1 inhibitor SRT-015 in acute liver disease.
In 2023, no indications of impairment was identified.
Versantis (2022)
As noted in Note 30 - "Acquisitions", on September 29, 2022, GENFIT acquired Versantis AG, a private Swiss-based clinical stage biotechnology company focused on addressing the growing unmet medical needs in liver diseases.
The Phase 2 ready program, VS-01-ACLF, a program in scavenging liposomes technology, was deemed to be the asset with substantially all attributable value in accordance with the optional concentration test of fair value under paragraph B7A of IFRS 3. Of the total acquisition price paid of €46.6 million, €43.9 million was allocated to Intangible assets in accordance with IAS 38 - Intangible Assets. The difference between that amount and the acquisition price corresponds to the other assets acquired and liabilities assumed as part of the transaction. Further, given the nature of the intangible asset, it was determined to have a definite useful life of 20 years, consistent with patents lifetimes in the United States and the European Union. Amortization will start upon EMA/FDA regulatory approval and until then will be subject to an annual impairment test in accordance with IAS 38 - Intangible Assets.
In accordance with IAS 36, we performed an annual impairment test in 2023 related to the Versantis intangible asset (and in general whenever there is a triggering event), which was based on the excess earnings method using discounted cash flow techniques for the scientific research program VS-01. The aforementioned income method utilizes management’s estimates of future operating revenue, cash flows discounted using a weighted-average cost of capital that reflects market participant assumptions, and the expected success rate of the program based on similar external programs. Based on our analysis performed as of December 31, 2023, the initial valuation of €43.9 million is still appropriate and no impairment loss has been recognized.
The period over which management has projected its cash flows spans through 2036. The drug price growth rate used to extrapolate cash flow projections is 2%. Furthermore, we have performed the following sensitivity analyses in order to determine if a reasonably possible change in a key assumption on which we have based our determination of the recoverable amount would cause the carrying amount of the intangible asset to exceed its recoverable amount.
Values assigned to each key assumption
Discount rate: 12%
The amount by which the value assigned to the weighted average cost of capital must change in order for the recoverable amount to be equal to the carrying amount: 5.4%
Overall expected success rate of the program: 15.1%
The amount by which the value assigned to the expected rate of success of the program must change in order for the recoverable amount to be equal to the carrying amount: 6.2%
Indicators of impairment considered by the Group as part of the implementation of the impairment test above are as follows:
•Failure of or unfavorable data from our clinical trials
•Competition from other clinical trial programs covering the same indications as our drug candidates
•Availability of necessary financing
The following tables show the variations in intangible assets for the years ended December 31, 2022 and 2023:

	As of	Increase	Decrease	Translation	Reclassification	As of
(in € thousands)	12/31/2021			adjustments		12/31/2022
Gross
Software	1,294	81	(398)	—	—	977
Patents	70	281	—	—	—	351
Other intangibles	—	43,569	—	—	—	43,569
TOTAL—Gross	1,364	43,931	(398)	—	—	44,897
Accumulated depreciation and impairment
Software	(1,190)	(79)	329	—	—	(940)
Patents	—	—	—	—	—	—
Other intangibles	—	—	—	—	—	—
TOTAL - Accumulated depreciation and impairment	(1,190)	(79)	329	—	—	(940)
TOTAL - Net	174	43,852	(69)	—	—	43,957

	As of	Increase	Decrease	Translation	Reclassification	As of
(in € thousands)	12/31/2022			adjustments		2023/12/31
Gross
Software	977	24	(45)	—	—	955
Patents	351	—	—	—	18	369
Other intangibles	43,569	2,050	—	2,746	—	48,366
TOTAL—Gross	44,897	2,074	(45)	2,746	18	49,690
Accumulated depreciation and impairment
Software	(940)	(63)	75	—	—	(928)
Patents	—	—	—	—	—	—
Other intangibles	—	—	—	—	—	—
TOTAL - Accumulated depreciation and impairment	(940)	(63)	75	—	—	(928)
TOTAL - Net	43,957	2,010	29	2,746	18	48,761